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                           ARM FINANCIAL GROUP, INC.
                            515 WEST MARKET STREET
                          LOUISVILLE, KENTUCKY 40202

                                                              March 20, 1998

Mr. Robert H. Scott
ARM Financial Group, Inc.
515 West Market Street
Louisville, Kentucky 40202

Dear Robert:

     This letter amendment (this "AMENDMENT") sets forth our mutual understanding concerning an amendment to your Change in Control Agreement with ARM Financial Group, Inc. dated as of December 4, 1997 (the "CHANGE IN CONTROL AGREEMENT").

          1. Section 6.7 of the Change in Control Agreement is hereby amended by deleting the words "June 30, 1998" and inserting the words "December 31, 1998".

          2. This Amendment shall be governed in accordance with the laws of the State of New York.

          3. Except as modified hereby, the Change in Control Agreement remains in full force and effect.


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                                      2

     Please evidence your agreement with this Amendment by executing the acknowledgment set forth below.

                                                  ARM FINANCIAL GROUP, INC.

                                                  /s/ Martin H. Ruby
                                                  -------------------------
                                                  Name:
                                                  Title:

ACKNOWLEDGED AND
AGREED AS OF THE DATE
FIRST ABOVE WRITTEN

 /s/ Robert H. Scott
---------------------
     Robert H. Scott